                                                                   Exhibit 10(O)

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                               Financing Agreement

                            Dated as of March 1, 2001

                                 By and Between

                              Washoe County, Nevada

                                       and

                          Sierra Pacific Power Company

                                   Relating To
                    Water Facilities Refunding Revenue Bonds
                     (Sierra Pacific Power Company Project)
                                   Series 2001

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     The amounts payable to the Issuer (except for amounts payable to, and certain rights and privileges of, the Issuer under Sections 4.2(e), 4.2(g), 5.3 and 6.4 hereof and any rights of the Issuer to receive any notices, certificates, requests, requisitions or communications hereunder) and certain other rights of the Issuer under this Financing Agreement have been pledged and assigned under the Indenture of Trust dated as of March 1, 2001, between the Issuer and The Bank of New York, as Trustee.

                               Financing Agreement

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                                Table of Contents

             (This Table of Contents is not a part of this Agreement and is only for convenience of reference).

Section                                                    Heading                                           Page

Article I               Definitions............................................................................1

Article II              Representations........................................................................4

       Section 2.1.     Representations and Covenants by the Issuer............................................4
       Section 2.2.     Representations by the Company.........................................................5

Article III             Issuance of the Bonds..................................................................6

       Section 3.1.     Agreement to Issue Bonds; Application of Bond Proceeds.................................6
       Section 3.2.     Deposit of Additional Funds by Company; Redemption of Prior Bonds......................6
       Section 3.3.     Investment of Moneys in the Bond Fund and the Prior Bonds Redemption Fund..............6
       Section 3.4.     Tax Exempt Status of Bonds.............................................................7

Article IV              Loan and Provisions for Repayment......................................................8

       Section 4.1.     Loan of Bond Proceeds..................................................................8
       Section 4.2.     Loan Repayments and Other Amounts Payable..............................................8
       Section 4.3.     No Defense or Set-Off.................................................................10
       Section 4.4.     Payments Pledged and Assigned.........................................................10
       Section 4.5.     Payment of the Bonds and Other Amounts................................................10

Article V               Special Covenants and Agreements......................................................11

       Section 5.1.     Company to Maintain its Corporate Existence; Conditions Under Which
                            Exceptions Permitted..............................................................11
       Section 5.2.     Annual Statement......................................................................11
       Section 5.3.     Maintenance and Repair; Insurance; Taxes; Disposition.................................11
       Section 5.4.     Recordation and Other Instruments.....................................................12
       Section 5.5.     No Warranty by the Issuer.............................................................12
       Section 5.6.     Agreement as to Ownership of the Project..............................................12
       Section 5.7.     Company to Furnish Notice of Adjustments of Interest Rate Periods.....................12
       Section 5.8.     Information Reporting, Etc............................................................12
       Section 5.9.     Limited Liability of Issuer...........................................................13

       Section 5.10.    Inspection of Project.................................................................13

Article VI              Events of Default and Remedies........................................................13

       Section 6.1.     Events of Default Defined.............................................................13
       Section 6.2.     Remedies on Default...................................................................15
       Section 6.3.     No Remedy Exclusive...................................................................16
       Section 6.4.     Agreement to Pay Fees and Expenses of Counsel.........................................16
       Section 6.5.     No Additional Waiver Implied by One Waiver; Consents to Waivers.......................16

Article VII             Options and Obligations of Company; Prepayments; Redemption of Bonds..................17

       Section 7.1.     Option to Prepay......................................................................17
       Section 7.2.     Obligation to Prepay..................................................................17
       Section 7.3.     Notice of Prepayment..................................................................17

Article VIII            Miscellaneous.........................................................................18

       Section 8.1.     Notices...............................................................................18
       Section 8.2.     Assignments...........................................................................18
       Section 8.3.     Severability..........................................................................18
       Section 8.4.     Execution of Counterparts.............................................................18
       Section 8.5.     Amounts Remaining in Bond Fund........................................................18
       Section 8.6.     Amendments, Changes and Modifications.................................................19
       Section 8.7.     Governing Law.........................................................................19
       Section 8.8.     Authorized Issuer and Company Representatives.........................................19
       Section 8.9.     Term of the Agreement.................................................................19
       Section 8.10.    Cancellation at Expiration of Term....................................................19

Signature.....................................................................................................20

     This Financing Agreement made and entered into as of March 1, 2001, by and between Washoe County, Nevada, a political subdivision of the State of Nevada, party of the first part (hereinafter referred to as the "Issuer"), and Sierra Pacific Power Company, a corporation duly organized and existing under the laws of the State of Nevada, party of the second part (hereinafter referred to as the "Company"),

                              W i t n e s s e t h:

     In consideration of the respective representations and agreements hereinafter contained, the parties hereto agree as follows (provided, that in the performance of the agreements of the Issuer herein contained, any obligation it may thereby incur shall not constitute or give rise to a pecuniary liability or a charge upon its general credit or against its taxing powers but shall be payable solely out of the Revenues (as hereinafter defined) derived from this Financing Agreement and the Bonds, as hereinafter defined):

                                    Article I

                                   Definitions

     The following terms shall have the meanings specified in this Article unless the context clearly requires otherwise. The singular shall include the plural and the masculine shall include the feminine.

     "Act" means the County Economic Development Revenue Bond Law, as amended, contained in Sections 244A.669 to 244A.763, inclusive, of the Nevada Revised Statutes.

     "Act of Bankruptcy" means the filing of a petition in bankruptcy by or against the Company or the Issuer under the Bankruptcy Code.

     "Administrative Expenses" means the reasonable and necessary expenses (including the reasonable value of employee services and necessary out-of-pocket expenses and fees of Counsel) incurred by the Issuer in connection with the Bonds, this Agreement, the Indenture and any transaction or event contemplated by this Agreement or the Indenture.

     "Agreement" means this Financing Agreement by and between the Issuer and the Company, as from time to time amended and supplemented.

     "Auction Agent" means the auction agent appointed in accordance with
Section 2.03(e)(iv) of the Indenture.

     "Authorized Company Representative" means any person who, at the time, shall have been designated to act on behalf of the Company by a written certificate furnished to the Issuer, the Remarketing Agent and the Trustee containing the specimen signature of such person and signed on behalf of the Company by any officer of the Company. Such certificate may designate an alternate or alternates.

     "Authorized Issuer Representative" means any person at the time designated to act on behalf of the Issuer by a written certificate furnished to the Company and the Trustee containing the specimen signature of such person and signed on behalf of the Issuer by its Chairman. Such certificate may designate an alternate or alternates.

     "Bankruptcy Code" means the United States Bankruptcy Reform Act of 1978, as amended from time to time, or any substitute or replacement legislation.

     "Bond" or "Bonds" means the Issuer's bonds identified in Section 2.02 of the Indenture.

     "Bond Counsel" means the Counsel who renders the opinion as to the tax-exempt status of interest on the Bonds or other nationally recognized municipal bond counsel mutually acceptable to the Issuer and the Company.

     "Bond Fund" means the fund created by Section 6.02 of the Indenture.

     "Code" means the United States Internal Revenue Code of 1986, as amended, and regulations promulgated or proposed thereunder.

     "Company" means Sierra Pacific Power Company, a Nevada corporation, and its successors and assigns and any surviving, resulting or transferee corporation as permitted in Section 5.1 hereof.

     "Counsel" means an attorney at law or a firm of attorneys (who may be an employee of or counsel to the Issuer or the Company or the Trustee) duly admitted to the practice of law before the highest court of any state of the United States of America or of the District of Columbia.

     "Extraordinary Services" and "Extraordinary Expenses" means all services rendered and all expenses (including fees and expenses of Counsel) incurred under the Indenture and the Tax Agreement other than Ordinary Services and Ordinary Expenses.

     "Force Majeure" means acts of God, strikes, lockouts or other industrial disturbances; acts of public enemies; orders or restraints of any kind of the governments of the United States or of the State, or any of their departments, agencies or officials, or any civil or military authority; insurrections; riots; landslides; lightning; earthquakes; fires; tornadoes; volcanoes; storms; droughts; floods; explosions, breakage, or malfunction or accident to machinery, transmission lines, pipes or canals, even if resulting from negligence; civil disturbances; or any other cause not reasonably within the control of the Company.

     "Governing Body" means the Board of County Commissioners of the Issuer.

     "Hereof," "herein," "hereunder" and other words of similar import refer to this Agreement as a whole.

     "Indenture" means the Indenture of Trust relating to this Agreement between the Issuer and The Bank of New York, as Trustee, of even date herewith, pursuant to which the Bonds are authorized to be issued, including any indentures supplemental thereto or amendatory thereof.

     "Insider" shall have the meaning set forth in the Bankruptcy Code.

     "Issuer" means Washoe County, Nevada, and any successor body to the duties or functions of the Issuer.

     "Moody's" means Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company and acceptable to the Remarketing Agent, with notice to the Trustee.

     "Ordinary Services" and "Ordinary Expenses" means those services normally rendered and those expenses, including fees and expenses of Counsel, normally incurred by a trustee or paying agent under instruments similar to the Indenture and the Tax Agreement.

     "Owner" or "owner of Bonds" or "Bondholder" or "holder" means the Person or Persons in whose name or names a Bond shall be registered on books of the Issuer kept by the Registrar for that purpose in accordance with the terms of the Indenture.

     "Person" means natural persons, firms, partnerships, associations, corporations, trusts, limited liability companies and public bodies.

     "Prior Agreement" means the Financing Agreement, dated as of December 1, 1990, between the Issuer and the Company relating to the Prior Bonds.

     "Prior Bonds" means the Issuer's Water Facilities Revenue Bonds (Sierra Pacific Power Company Project) Series 1990, currently outstanding in the aggregate principal amount of $80,000,000.

     "Prior Bond Fund" means the fund established pursuant to Section 6.02 of the Prior Indenture.

     "Prior Indenture" means the Indenture of Trust, dated as of December 1, 1990, between the Issuer, the Prior Trustee and Valley Bank of Nevada as Co-trustee, pursuant to which the Prior Bonds were issued.

     "Prior Trustee" means The Bank of New York, as trustee under the Prior Indenture.

     "Project" means the Project as defined in the Prior Agreement.

     "Project Certificate" means the Company's Project and Refunding Certificate, delivered concurrently with the issuance of the Bonds, with respect to certain facts which are within the knowledge of the Company and certain reasonable assumptions of the Company, to enable Chapman and Cutler, as Bond Counsel, to determine that interest on the Bonds is not includable in the gross income of the Owners of the Bonds for federal income taxes purposes.

     "Rebate Fund" means the Rebate Fund, if any, created and established pursuant to the Tax Agreement.

     "Remarketing Agent" means the remarketing agent appointed in accordance with Section 4.08 of the Indenture and any permitted successor thereto.

     "S&P" means Standard & Poor's Ratings Services, A division of The McGraw-Hill Companies, Inc., a corporation organized and existing under the laws of the State of New York, its successors and their assigns, and, if such division or corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Company and acceptable to the Remarketing Agent, with notice to the Trustee.

     "State" means the State of Nevada.

     "Tax Agreement" means the Tax Exemption Certificate and Agreement with respect to the Bonds, dated the date of delivery of the Bonds, among the Company, the Issuer and the Trustee, as from time to time amended and supplemented.

     "Trust Estate" means the property conveyed to the Trustee pursuant to the Granting Clauses of the Indenture.

     "Trustee" means The Bank of New York, as Trustee under the Indenture, and any successor Trustee appointed and qualified pursuant to Section 10.06 or 10.09 of the Indenture at the time serving as Trustee thereunder, and any separate or co-trustee serving as such thereunder.

     All other terms used herein which are defined in the Indenture shall have the same meanings assigned them in the Indenture unless the context otherwise requires.

                                   Article II

                                 Representations

     Section 2.1. Representations and Covenants by the Issuer. The Issuer makes the following representations and covenants as the basis for the undertakings on its part herein contained:

          (a) The Issuer is a duly organized and existing political subdivision of the State of Nevada. Under the provisions of the Act, the Issuer is authorized to enter into the transactions contemplated by this Agreement, the Indenture and the Tax Agreement and to carry out its obligations hereunder and thereunder. The Issuer has duly authorized the execution and delivery of this Agreement, the Indenture and the Tax Agreement.

          (b) The Bonds are to be issued under and secured by the Indenture, pursuant to which certain of the Issuer's interests in this Agreement and the Revenues derived by the Issuer pursuant to this Agreement will be pledged and assigned as security for payment of the principal of, premium, if any, and interest on, the Bonds.

          (c) The Governing Body of the Issuer has found that the issuance of the Bonds will further the public purposes of the Act.

          (d) The Issuer has not assigned and will not assign any of its interests in this Agreement other than pursuant to the Indenture.

          (e) No member of the Governing Body of the Issuer, nor any other officer of the Issuer, has any interest, financial (other than ownership of less than one-tenth of one percent (.1%) of the publicly traded securities issued by the Company or its affiliated corporations), employment or other, in the Company or in the transactions contemplated hereby.

     Section 2.2. Representations by the Company. The Company makes the following representations as the basis for the undertakings on its part herein contained:

          (a) The Company is a corporation duly incorporated under the laws of the State and is in good standing in the State, is qualified to do business as a foreign corporation in all other states and jurisdictions wherein the nature of the business transacted by the Company or the nature of the property owned or leased by it makes such licensing or qualification necessary, has power to enter into and by proper corporate action has been duly authorized to execute and deliver this Agreement and the Tax Agreement.

          (b) Neither the execution and delivery of this Agreement or the Tax Agreement, the consummation of the transactions contemplated hereby and thereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement and the Tax Agreement, conflicts with or results in a breach of any of the terms, conditions or provisions of any corporate restriction or any agreement or instrument to which the Company is now a party or by which it is bound, or constitutes a default under any of the foregoing, or results in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of the property or assets of the Company under the terms of any instrument or agreement other than the Indenture.

          (c) The statements, information and descriptions contained in the Project Certificate and the Tax Agreement, as of the date hereof and at the time of the delivery of the Bonds to the Underwriter, are and will be true, correct and complete, do not and will not contain any untrue statement or misleading statement of a material fact, and do not and will not omit to state a material fact required to be stated therein or necessary to make the statements, information and descriptions contained therein, in the light of the circumstances under which they were made, not misleading.

                                   Article III

                              Issuance of the Bonds

     Section 3.1. Agreement to Issue Bonds; Application of Bond Proceeds. In order to provide funds to lend to the Company to refund the Prior Bonds as provided in Section 4.1 hereof, the Issuer agrees that it will issue under the Indenture, sell and cause to be delivered to the Underwriter, its Bonds in the aggregate principal amount of $80,000,000, bearing interest and maturing as set forth in the Indenture. The Issuer will thereupon deposit the proceeds received from the sale of the Bonds as follows: (1) in the Bond Fund, a sum equal to any accrued interest, if any, paid by the Underwriter; and (2) $80,000,000 in the Prior Bonds Redemption Fund to be remitted by the Trustee to the Prior Trustee for deposit in the Prior Bond Fund to be used to pay to the owners thereof the principal of the Prior Bonds upon redemption thereof.

     Section 3.2. Deposit of Additional Funds by Company; Redemption of Prior Bonds. The Company covenants that such additional amounts as may be required to redeem the Prior Bonds will be deposited with the Prior Trustee pursuant to the Prior Indenture for such purpose. Income derived from the investment of the proceeds of the Bonds deposited in the Prior Bonds Redemption Fund will be used to satisfy the obligations of the Company specified in this Section 3.2. The Company covenants that it will cause the Prior Bonds to be redeemed within 90 days after the issuance and delivery of the Bonds.

     Section 3.3. Investment of Moneys in the Bond Fund and the Prior Bonds Redemption Fund. Except as otherwise herein provided, any moneys held as a part of the Bond Fund and the Prior Bonds Redemption Fund shall be invested or reinvested by the Trustee at the specific written direction of an Authorized Company Representative as to specific investments, to the extent permitted by law, in:

          (a) bonds or other obligations of the United States of America;

          (b) bonds or other obligations, the payment of the principal of and interest on which is unconditionally guaranteed by the United States of America;

          (c) obligations issued or guaranteed as to principal and interest by any agency or person controlled or supervised by and acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America;

          (d) obligations issued or guaranteed by any state of the United States of America, or any political subdivision of any such state, or in funds consisting of such obligations to the extent described in Treasury Regulation 1.148-8(e)(3)(iii);

          (e) prime commercial paper;

          (f) prime finance company paper;

          (g) bankers' acceptances drawn on and accepted by commercial banks;

          (h) repurchase agreements fully secured by obligations issued or guaranteed as to principal and interest by the United States of America or by any person controlled or supervised by and acting as an instrumentality of the United States of America pursuant to authority granted by the Congress of the United States of America;

          (i) certificates of deposit issued by commercial banks, including banks domiciled outside of the United States of America; and

          (j) units of taxable government money market portfolios composed of obligations guaranteed as to principal and interest by the United States of America or repurchase agreements fully collateralized by such obligations.

     The investments so purchased shall be held by the Trustee and shall be deemed at all times a part of the fund for which they were made and the interest accruing thereon and any profit realized therefrom shall be credited to such fund, subject to the provisions of the Tax Agreement. The Company agrees that to the extent any moneys in the Bond Fund represent moneys held for the payment of particular Bonds or moneys held for the payment of the purchase price of Bonds pursuant to Article IV of the Indenture, such moneys shall not be invested.

     Section 3.4. Tax Exempt Status of Bonds. The Company covenants and agrees that it has not taken or permitted and will not take or permit or fail to take any action which results in interest paid on the Bonds being included in gross income of the holders or Beneficial Owners of the Bonds for purposes of federal income taxation (other than a holder or Beneficial Owner who is a "substantial user" of the Project or a "related person" within the meaning of Section 147(a) of the Code). The Company covenants that none of the proceeds of the Bonds or the payments to be made under this Agreement, or any other funds which may be deemed to be proceeds of the Bonds pursuant to Section 148(a) of the Code, will be invested or used in such a way, and that no actions will be taken or not taken, as to cause the Bonds to be treated as "arbitrage bonds" within the meaning of Section 148(a) of the Code. Without limiting the generality of the foregoing, the Company covenants and agrees that it will comply with the provisions of the Tax Agreement and the Project Certificate.

                                   Article IV

                        Loan and Provisions for Repayment

     Section 4.1. Loan of Bond Proceeds. (a) The Issuer agrees, upon the terms and conditions in this Agreement, to lend to the Company the proceeds (exclusive of accrued interest, if any) received by the Issuer from the sale of the Bonds in order to refund the Prior Bonds and the Company agrees to apply the gross proceeds of such loan to the refunding of the Prior Bonds.

     (b) The Issuer and the Company expressly reserve the right to enter into, to the extent permitted by law, an agreement or agreements other than this Agreement, with respect to the issuance by the Issuer, under an indenture or indentures other than the Indenture, of obligations to provide additional funds to refund all or any principal amount of the Bonds.

     Section 4.2. Loan Repayments and Other Amounts Payable. (a) On each date provided in or pursuant to the Indenture for the payment (whether at maturity or upon redemption or acceleration) of principal of, and premium, if any, and interest on, the Bonds, until the principal of, and premium, if any, and interest on, the Bonds shall have been fully paid or provision for the payment thereof shall have been made in accordance with the Indenture, the Company shall pay to the Trustee in immediately available funds, for deposit in the Bond Fund, as a repayment installment of the loan of the proceeds of the Bonds pursuant to
Section 4.1(a) hereof, a sum equal to the amount payable on such date (whether at maturity or upon redemption or acceleration) as principal of, and premium, if any, and interest on, the Bonds as provided in the Indenture; provided, however, that the obligation of the Company to make any such repayment installment shall be reduced by the amount of any moneys then on deposit in the Bond Fund and available for such payment.

     (b) The Company shall pay to the Trustee amounts equal to the amounts to be paid by the Trustee for the purchase of Bonds pursuant to Article IV of the Indenture. Such amounts shall be paid by the Company to the Trustee in immediately available funds on the date such payments pursuant to Section 4.05 of the Indenture are to be made; provided, however, that the obligation of the Company to make any such payment shall be deemed to be satisfied and discharged to the extent moneys are available from the source described in clause (i) of
Section 4.05(a) of the Indenture.

     (c) The Company agrees to pay to the Trustee (i) the fees of the Trustee for the Ordinary Services rendered by it and an amount equal to the Ordinary Expenses incurred by it under the Indenture and the Tax Agreement, as and when the same become due, and (ii) the reasonable fees, charges and expenses of the Trustee for reasonable Extraordinary Services and Extraordinary Expenses, as and when the same become due, incurred under the Indenture and the Tax Agreement. The Company agrees that the Trustee, its officers, agents, servants and employees, shall not be liable for, and agrees that it will at all times indemnify and hold harmless the Trustee, its officers, agents, servants and employees against, and pay all expenses of the Trustee, its officers, agents, servants and employees, relating to any lawsuit, proceeding or claim and resulting from any action or omission taken or made by or on behalf of the Trustee, its officers, agents, servants and employees pursuant to this Agreement, the Indenture or the Tax Agreement, that may be occasioned by any cause (other than the negligence or willful misconduct of the Trustee, its officers, agents, servants and employees). In case any action shall be brought against the Trustee in respect of which indemnity may be sought against the Company, the Trustee shall promptly notify the Company in writing and the Company shall be entitled to assume control of the defense thereof, including the employment of Counsel and the payment of all expenses. The Trustee shall have the right to employ separate Counsel in any such action and participate in the defense thereof, but the fees and expenses of such Counsel shall be paid by the Trustee unless the employment of such Counsel has been authorized by the Company, which authorization shall not be unreasonably withheld. The Company shall not be liable for any settlement of any such action without its consent, but if any such action is settled with the consent of the Company or if there be final judgment for the plaintiff in any such action, the Company agrees to indemnify and hold harmless the Trustee from and against any loss or liability by reason of such settlement or final judgment. The Company agrees that the indemnification provided herein shall survive the termination of this Agreement or the Indenture or the resignation of the Trustee.

     (d) The Company agrees to pay all costs incurred in connection with the issuance of the Bonds from sources other than Bond proceeds and the Issuer shall have no obligation with respect to such costs.

     (e) The Company agrees to indemnify and hold harmless the Issuer and any member, officer, official or employee of the Issuer against any and all losses, costs, charges, expenses, judgments and liabilities created by or arising out of this Agreement, the Indenture, the Remarketing Agreement, the Auction Agreement, the Bond Purchase Agreement, any Broker-Dealer Agreement or the Tax Agreement or otherwise incurred in connection with the issuance of the Bonds. The Company agrees to pay the Issuer its Closing Fee in connection with the issuance of the Bonds in the amount of $10,000. The Issuer may submit to the Company periodic statements, not more frequently than monthly, for its Administrative Expenses and the Company shall make payment to the Issuer of the full amount of each such statement within 30 days after the Company receives such statement.

     (f) The Company agrees to pay (i) to the Remarketing Agent the reasonable fees, charges and expenses of such Remarketing Agent and (ii) to the Auction Agent the reasonable fees, charges and expenses of such Auction Agent, and the Issuer shall have no obligation or liability with respect to the payment of any such fees, charges or expenses.

     (g) In the event the Company shall fail to make any of the payments required by (a) or (b) of this Section 4.2, the payment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid and the Company will pay interest to the extent permitted by law, on any overdue amount at the rate of interest borne by the Bonds on the date on which such amount became due and payable until paid. In the event that the Company shall fail to make any of the payments required by (c), (d), (e) or
(f) of this Section 4.2, the payment so in default shall continue as an obligation of the Company until the amount in default shall have been fully paid, and the Company agrees to pay the same with interest thereon to the extent permitted by law at a rate 1% above the rate of interest then charged by the Trustee on 90-day commercial loans to its prime commercial borrowers until paid.

     Section 4.3. No Defense or Set-Off. The obligation of the Company to make the payments pursuant to this Agreement shall be absolute and unconditional without defense or set-off by reason of any default by the Issuer under this Agreement or under any other agreement between the Company and the Issuer or for any other reason, it being the intention of the parties that the payments required hereunder will be paid in full when due without any delay or diminution whatsoever.

     Section 4.4. Payments Pledged and Assigned. It is understood and agreed that all payments required to be made by the Company pursuant to Section 4.2 hereof (except payments made to the Trustee pursuant to Section 4.2(c) hereof, to the Remarketing Agent and the Auction Agent pursuant to Section 4.2(f) hereof, to the Issuer pursuant to Section 4.2(e) hereof and to any or all the Issuer and the Trustee and the Remarketing Agent pursuant to Section 4.2(g) hereof) and certain rights of the Issuer hereunder are pledged and assigned by the Indenture. The Company consents to such pledge and assignment. The Issuer hereby directs the Company and the Company hereby agrees to pay or cause to be paid to the Trustee all said amounts except payments to be made to the Remarketing Agent and the Auction Agent pursuant to Section 4.2(f) hereof and payments to be made to the Issuer pursuant to Sections 4.2(e) and (g) hereof. The Project will not constitute any part of the security for the Bonds.

     Section 4.5. Payment of the Bonds and Other Amounts. The Bonds and interest and premium, if any, thereon shall be payable solely from (i) payments made by the Company to the Trustee under Section 4.2(a) hereof and (ii) other moneys on deposit in the Bond Fund and available therefor.

     Payments of principal of, and premium, if any, or interest on, the Bonds with moneys in the Bond Fund constituting proceeds from the sale of the Bonds or earnings on investments made under the provisions of the Indenture shall be credited against the obligation to pay required by Section 4.2(a) hereof.

     Whenever any Bonds are redeemable in whole or in part at the option of the Company, the Trustee, on behalf of the Issuer, shall redeem the same upon the request of the Company and such redemption (unless conditional) shall be made from payments made by the Company to the Trustee under Section 4.2(a) hereof equal to the redemption price of such Bonds.

     Whenever payment or provision therefor has been made in respect of the principal of, or premium, if any, or interest on, all or any portion of the Bonds in accordance with the Indenture (whether at maturity or upon redemption or acceleration or upon provision for payment in accordance with Article VIII of the Indenture), payments shall be deemed paid to the extent such payment or provision therefor has been made and is considered to be a payment of principal of, or premium, if any, or interest on, such Bonds. If such Bonds are thereby deemed paid in full, the Trustee shall notify the Company and the Issuer that such payment requirement has been satisfied. Subject to the foregoing, or unless the Company is entitled to a credit under this

Agreement or the Indenture, all payments shall be in the full amount required by
Section 4.2(a) hereof.

                                    Article V

                        Special Covenants and Agreements

     Section 5.1. Company to Maintain its Corporate Existence; Conditions Under Which Exceptions Permitted. The Company agrees that during the term of this Agreement, it will maintain its corporate existence and its good standing in the State, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another corporation unless
(a) the acquirer of its assets or the corporation with which it shall consolidate or into which it shall merge shall (i) be a corporation organized under the laws of one of the states of the United States of America, (ii) be qualified to do business in the State, (iii) be a public utility, and (iv) assume in writing all of the obligations of the Company under this Agreement and the Tax Agreement.

     Any transfer of all or substantially all of the Company's electric generation assets and/or water business shall not be deemed to constitute a "disposition of all or substantially all of the Company's assets" within the meaning of the preceding paragraph. Any such transfer of the Company's electric generation assets and/or water business shall not relieve the Company of any of its obligations under this Agreement.

     Section 5.2. Annual Statement. The Company agrees to have an annual audit made by its regular independent certified public accountants and to furnish the Trustee (within 30 days after receipt by the Company) with a balance sheet and statement of income and surplus showing the financial condition of the Company and its consolidated subsidiaries, if any, at the close of each fiscal year and the results of operations of the Company and its consolidated subsidiaries, if any, for each fiscal year, accompanied by a report of said accountants that such statements have been prepared in accordance with generally accepted accounting principles. The Company's obligations under this Section 5.2 may be satisfied by delivering a copy of the Company's Annual Report to the Trustee at the same time that it is mailed to stockholders.

     Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on officer's certificates).

     Section 5.3. Maintenance and Repair; Insurance; Taxes; Disposition. For so long as the Company shall own the Project, (i) the Company shall maintain or cause to be maintained the Project in good repair and keep it properly insured and shall promptly pay or cause to be paid all costs thereof, and (ii) the Company shall promptly pay or cause to be paid all installments of taxes, installments of special assessments, and all governmental, utility and other charges with respect to the Project, when due. The Company may, at its own expense and in its own name in good faith contest or appeal any such taxes, assessments or other charges, or installments thereof, but shall not permit any such taxes, assessments or other charges, or installments thereof, to remain unpaid if such nonpayment shall subject the Project or any part thereof to loss or forfeiture. The Company, subject to the provisions of Section 3.4 hereof, is not required by this Agreement to operate, or cause to be operated, any portion of the Project after the Company shall deem in its discretion that such continued operation by the Company is not advisable, and in such event the Company may sell, lease or retire all or any such portion of the Project. Subject to the provisions of
Section 3.4 hereof, the net proceeds from such sale, lease or other disposition, if any, shall belong to, and may be used for any lawful purpose by, the Company. Upon disposition of the Project in its entirety by the Company in accordance with this Section 5.3, the Company shall be discharged from its obligations to operate, maintain, repair and insure the Project as set forth in this Section
5.3. Any such sale, lease or other disposition shall comply with the requirements of the Tax Agreement. Under any and all circumstances, the Issuer shall have no obligation whatsoever with respect to the operation, maintenance, repair or insurance of the Project.

     Section 5.4. Recordation and Other Instruments. The Company shall cause such security agreements, financing statements and all supplements thereto and other instruments as may be required from time to time to be kept, to be recorded and filed in such manner and in such places as may be required by law in order to fully preserve, protect and perfect the security of the Owners of the Bonds and the rights of the Trustee, and to perfect the security interest created by the Indenture. The Company agrees to abide by the provisions of
Section 5.11 of the Indenture to the extent applicable to the Company.

     Section 5.5. No Warranty by the Issuer. The Issuer makes no warranty, either express or implied, as to the Project or that it will be suitable for the purposes of the Company or needs of the Company.

     Section 5.6. Agreement as to Ownership of the Project. The Issuer and the Company agree that title to the Project shall not be in the Issuer, and that the Issuer shall have no interest in the Project.

     Section 5.7. Company to Furnish Notice of Adjustments of Interest Rate Periods. The Company is hereby granted the option to designate from time to time changes in Rate Periods (and to rescind such changes) in the manner and to the extent set forth in Section 2.03 of the Indenture. In the event the Company elects to exercise any such option, the Company agrees that it shall cause notices of adjustments of Rate Periods (or rescissions thereof) to be given to the Issuer, the Trustee and the Remarketing Agent in accordance with Section 2.03(a), (b), (c), (d) or (e) of the Indenture, and a copy of each such notice shall also be given at such time to S&P and Moody's.

     Section 5.8. Information Reporting, Etc.. The Issuer covenants and agrees that, upon the direction of the Company or Bond Counsel, it will mail or cause to be mailed to the Secretary of the Treasury (or his designee as prescribed by regulation, currently the Internal Revenue Service Center, Ogden, Utah) a statement setting forth the information required by Section 149(e) of the Code, which statement shall be in the form of the Information Return for

Tax-Exempt Private Activity Bond Issues (Form 8038) of the Internal Revenue Service (or any successor form) and which shall be completed by the Company and Bond Counsel based in part upon information supplied by the Company and Bond Counsel.

     Section 5.9. Limited Liability of Issuer. Any obligation or liability of the Issuer created by or arising out of this Agreement or otherwise incurred in connection with the issuance of the Bonds (including without limitation any liability created by or arising out of the representations, warranties or covenants set forth herein or otherwise) shall not impose a debt or pecuniary liability upon the Issuer or the State or any political subdivision thereof, or a charge upon the general credit or taxing powers of any of the foregoing, but shall be payable solely out of the Revenues or other amounts payable by the Company to the Issuer hereunder or otherwise (including without limitation any amounts derived from indemnifications given by the Company).

     Neither the issuance of the Bonds nor the delivery of this Agreement shall, directly or indirectly or contingently, obligate the Issuer or the State or any political subdivision thereof to levy any form of taxation therefor or to make any appropriation for their payment. Nothing in the Bonds or in the Indenture or this Agreement or the proceedings of the Issuer authorizing the Bonds or in the Act or in any other related document shall be construed to authorize the Issuer to create a debt of the Issuer or the State or any political subdivision thereof within the meaning of any constitutional or statutory provision of the State. The principal of, and premium, if any, and interest on, the Bonds shall be payable solely from the funds pledged for their payment in accordance with the Indenture and available therefor under this Agreement. Neither the State nor any political subdivision thereof shall in any event be liable for the payment of the principal of, premium, if any, or interest on, the Bonds or for the performance of any pledge, obligation or agreement of any kind whatsoever which may be undertaken by the Issuer. No breach of any such pledge, obligation or agreement may impose any pecuniary liability upon the Issuer or the State or any political subdivision thereof, or any charge upon the general credit or against the taxing power of the Issuer or the State or any political subdivision thereof.

     Section 5.10. Inspection of Project. The Company agrees that the Issuer and the Trustee and their duly authorized representatives shall have the right at all reasonable times to enter upon and examine and inspect the Project property and shall also be permitted, at all reasonable times, to examine the books and records of the Company insofar as they relate to the Project; provided, however, neither the Issuer nor the Trustee shall have any duty to make any inquiry hereunder for the benefit of the owners of the Bonds or any other person or entity.

                                   Article VI

                         Events of Default and Remedies

     Section 6.1. Events of Default Defined. The following shall be "events of default" under this Agreement and the terms "event of default" or "default" shall mean, whenever they are used in this Agreement, any one or more of the following events:

          (a) Failure by the Company to pay when due any amounts required to be paid under Section 4.2(a) hereof, which failure results in an event of default under subparagraph (a) or (b) of Section 9.01 of the Indenture; or

          (b) Failure by the Company to pay or cause to be paid any payment required to be paid under Section 4.2(b) hereof, which failure results in an event of default under subparagraph (c) of Section 9.01 of the Indenture; or

          (c) Failure by the Company to observe and perform any covenant, condition or agreement on its part to be observed or performed in this Agreement, other than as referred to in (a) and (b) above, for a period of 90 days after written notice, specifying such failure and requesting that it be remedied and stating that such notice is a "Notice of Default" hereunder, given to the Company by the Trustee or to the Company and the Trustee by the Issuer, unless the Issuer and the Trustee shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be corrected within the applicable period, the Issuer and the Trustee will not unreasonably withhold their consent to an extension of such time if corrective action is instituted within the applicable period and diligently pursued until the failure is corrected and such corrective action or diligent pursuit is evidenced to the Trustee by a certificate of an Authorized Company Representative; or

          (d) A proceeding or case shall be commenced, without the application or consent of the Company, in any court of competent jurisdiction seeking
     (i) liquidation, reorganization, dissolution, winding-up or composition or adjustment of debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company or of all or any substantial part of its assets, or (iii) similar relief under any law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, and such proceeding or cause shall continue undismissed, or an order, judgment, or decree approving or ordering any of the foregoing shall be entered and shall continue in effect for a period of 90 days; or an order for relief against the Company shall be entered against the Company in an involuntary case under the Bankruptcy Code (as now or hereafter in effect) or other applicable law; or

          (e) The Company shall admit in writing its inability to pay its debts generally as they become due or shall file a petition in voluntary bankruptcy or shall make any general assignment for the benefit of its creditors, or shall consent to the appointment of a receiver or trustee of all or substantially all of its property, or shall commence a voluntary case under the Bankruptcy Code (as now or hereafter in effect), or shall file in any court of competent jurisdiction a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts, or shall fail to controvert in a timely or appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under such Bankruptcy Code or other applicable law; or

          (f) Dissolution or liquidation of the Company; provided that the term "dissolution or liquidation of the Company" shall not be construed to include the cessation of the corporate existence of the Company resulting either from a merger or consolidation of the Company into or with another corporation or a dissolution or liquidation of the Company following a transfer of all or substantially all of its assets as an entirety, under the conditions permitting such actions contained in Section 5.1 hereof; or

          (g) The occurrence of an "Event of Default" under the Indenture.

The foregoing provisions of Section 6.1(c) are subject to the following limitations: If by reason of Force Majeure the Company is unable in whole or in part to carry out its agreements on its part herein contained, other than the obligations on the part of the Company contained in Article IV and Sections 5.3 and 6.4 hereof, the Company shall not be deemed in default during the continuance of such inability. The Company agrees, however, to remedy with all reasonable dispatch the cause or causes preventing the Company from carrying out its agreements; provided that the settlement of strikes, lockouts and other industrial disturbances shall be entirely within the discretion of the Company and the Company shall not be required to make settlement of strikes, lockouts and other industrial disturbances by acceding to the demands of the opposing party or parties when such course is in the sole judgment of the Company unfavorable to the Company.

     Section 6.2. Remedies on Default. Whenever any event of default referred to in Section 6.1 hereof shall have happened and be continuing, the Trustee, as assignee of the Issuer:

          (a) shall, by notice in writing to the Company, declare the unpaid indebtedness under Section 4.2(a) hereof to be due and payable immediately, if concurrently with or prior to such notice the unpaid principal amount of the Bonds shall have been declared to be due and payable, and upon any such declaration the same (being an amount sufficient, together with other moneys available therefor in the Bond Fund, to pay the unpaid principal of, premium, if any, and interest accrued on, the Bonds) shall become and shall be immediately due and payable as liquidated damages; and

          (b) may take whatever action at law or in equity as may appear necessary or desirable to collect the payments and other amounts then due and thereafter to become due hereunder or to enforce performance and observance of any obligation, agreement or covenant of the Company under this Agreement.

     Any amounts collected pursuant to action taken under this Section 6.2 shall be paid into the Bond Fund (unless otherwise provided in this Agreement) and applied in accordance with the provisions of the Indenture. No action taken pursuant to this Section 6.2 shall relieve the Company from the Company's obligations pursuant to Section 4.2 hereof.

     No recourse shall be had for any claim based on this Agreement against any officer, director or stockholder, past, present or future, of the Company as such, either directly or through the Company, under any constitutional provision, statute or rule of law, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise.

     Nothing herein contained shall be construed to prevent the Issuer from enforcing directly any of its rights under Sections 4.2(e), 4.2(g), 5.3 and 6.4 hereof.

     Section 6.3. No Remedy Exclusive. No remedy herein conferred upon or reserved to the Issuer is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Issuer or the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice as may be herein expressly required. Subject to the provisions of the Indenture and hereof, such rights and remedies as are given the Issuer hereunder shall also extend to the Trustee. The Owners of the Bonds, subject to the provisions of the Indenture, shall be entitled to the benefit of all covenants and agreements herein contained.

     Section 6.4. Agreement to Pay Fees and Expenses of Counsel. In the event the Company should default under any of the provisions of this Agreement and the Issuer or the Trustee should employ Counsel or incur other expenses for the collection of the indebtedness hereunder or the enforcement of performance or observance of any obligation or agreement on the part of the Company herein contained, the Company agrees that it will on demand therefor pay to the Trustee, the Issuer or, if so directed by the Issuer, to the Counsel for the Issuer, the reasonable fees and expenses of such Counsel and such other expenses so incurred by or on behalf of the Issuer or the Trustee.

     Section 6.5. No Additional Waiver Implied by One Waiver; Consents to Waivers. In the event any agreement contained in this Agreement should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver shall be effective unless in writing and signed by the party making the waiver. The Issuer shall have no power to waive any default hereunder by the Company without the consent of the Trustee to such waiver. The Trustee shall have the power to waive any default by the Company hereunder, except a default under Section 3.4, 4.2(e), 4.2(g), 5.3 or
6.4 hereof, in so far as it pertains to the Issuer, without the prior written concurrence of the Issuer. Notwithstanding the foregoing, if, after the acceleration of the maturity of the outstanding Bonds by the Trustee pursuant to
Section 9.02 of the Indenture, (i) all arrears of principal of and interest on the outstanding Bonds and interest on overdue principal and (to the extent permitted by law) on overdue installments of interest at the rate of interest borne by the Bonds on the date on which such principal or interest became due and payable and the premium, if any, on all Bonds then Outstanding which have become due and payable otherwise than by acceleration, and all other sums payable under the Indenture, except the principal of and the interest on such Bonds which by such acceleration shall have become due and payable, shall have been paid, (ii) all other things shall have been performed in respect of which there was a default, (iii) there shall have been paid the reasonable fees and expenses of the Issuer, the Trustee and the Owners of such Bonds, including reasonable attorneys' fees paid or incurred and (iv) such event of default under the Indenture shall be waived in accordance with Section 9.09 of the Indenture with the consequence that such acceleration under Section 9.02 of the Indenture is rescinded, then the Company's default hereunder shall be deemed to have been waived and its consequences rescinded and no further action or consent by the Trustee or the Issuer shall be required; provided that there has been furnished an opinion of Bond Counsel to the effect that such waiver will not adversely affect the exemption from federal income taxes of interest on the Bonds.

                                   Article VII

                       Options and Obligations of Company;
                        Prepayments; Redemption of Bonds

     Section 7.1. Option to Prepay. The Company shall have, and is hereby granted, the option to prepay the payments due hereunder in whole or in part at any time or from time to time (a) to provide for the redemption of Bonds pursuant to the provisions of Section 3.01(A) of the Indenture or (b) to provide for the defeasance of the Bonds pursuant to Article VIII of the Indenture. In the event the Company elects to provide for the redemption of Bonds as permitted by this Section, the Company shall notify and instruct the Trustee in accordance with Section 7.3 hereof to redeem all or any portion of the Bonds in advance of maturity. If the Company so elects, any redemption of Bonds pursuant to Section 3.01(A) of the Indenture may be made conditional.

     Section 7.2. Obligation to Prepay. The Company covenants and agrees that if all or any part of the Bonds are unconditionally called for redemption in accordance with the Indenture or become subject to mandatory redemption, it will prepay the indebtedness hereunder in whole or in part, prior to the date on which notice of such redemption is given to the owners of such Bonds, in an amount sufficient to redeem such Bonds on the date fixed for the redemption of the Bonds.

     Section 7.3. Notice of Prepayment. Upon the exercise of the option granted to the Company in Section 7.1 hereof, or upon the Company having knowledge of the occurrence of any event requiring mandatory redemption of the Bonds in accordance with Section 3.01(B) of the Indenture, the Company shall give written notice to the Issuer, the Remarketing Agent, the Auction Agent and the Trustee. The notice shall provide for the date of the application of the prepayment made by the Company hereunder to the retirement of the Bonds in whole or in part pursuant to call for redemption and shall be given by the Company not less than 45 days prior to the date of the redemption which is to occur as a result of such prepayment (or such later date as is acceptable to the Trustee and the Issuer), and in the case of a redemption of Bonds pursuant to Section 3.01(B) of the Indenture shall be given on a date which will permit the redemption of the Bonds within the time required by Section 3.01(B) of the Indenture.

                                  Article VIII

                                  Miscellaneous

     Section 8.1. Notices. Except as otherwise provided herein, all notices, certificates or other communications hereunder shall be sufficiently given if in writing and shall be deemed given when mailed by first class mail, postage prepaid, or by qualified overnight courier service, courier charges prepaid, or by facsimile (receipt of which is orally confirmed) addressed as follows: if to the Issuer, at 1001 E. 9th Street, P.O. Box 11130, Reno, Nevada 89520, or to telecopy number (775) 328-2037, Attention: County Manager; if to the Company, at P.O. Box 10100, 6100 Neil Road, Reno, Nevada 89520, or to telecopy number (775) 834-5462, Attention: Treasurer; if to the Trustee, at 101 Barclay Street - 8W, New York, New York 10286, or to telecopy number (212) 815-5096, Attention:
Corporate Trust Trustee Administration; if to the Remarketing Agent, at Lehman Brothers, Inc., 200 Vesey Street, New York, New York 10285, Attention: Steve Peters, or to telecopy number (212) 526-3738; and if to the Auction Agent, at The Bank of New York, 100 Church Street, 14th Floor, New York, New York, 10286,
Attention: Dealing & Trading Group, Auction Desk, or to telecopy number (212) 437-7255. In case by reason of the suspension of regular mail service, it shall be impracticable to give notice by first class mail of any event to the Issuer, to the Company, to the Remarketing Agent, to the Auction Agent when such notice is required to be given pursuant to any provisions of this Agreement, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be sufficient giving of such notice. The Issuer, the Company, the Trustee, the Remarketing Agent and the Auction Agent may, by notice pursuant to this Section 8.1, designate any different addresses to which subsequent notices, certificates or other communications shall be sent.

     Section 8.2. Assignments. This Agreement may not be assigned by either party without consent of the other and the Trustee, except that the Issuer shall assign to the Trustee its rights under this Agreement (except under Sections 4.2(e), 4.2(g), 5.3, and 6.4 hereof) as provided by Section 4.4 hereof, and the Company may assign its rights under this Agreement to any transferee or any surviving or resulting corporation as provided by Section 5.1 hereof.

     Section 8.3. Severability. If any provision of this Agreement shall be held or deemed to be or shall, in fact, be illegal, inoperative or unenforceable, the same shall not affect any other provision or provisions herein contained or render the same invalid, inoperative, or unenforceable to any extent whatever.

     Section 8.4. Execution of Counterparts. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     Section 8.5. Amounts Remaining in Bond Fund. It is agreed by the parties hereto that after payment in full of (i) the Bonds (or provision for payment thereof having been made in accordance with the provisions of the Indenture),
(ii) the fees, charges and expenses of the Trustee in accordance with the Indenture, (iii) the Administrative Expenses, (iv) the fees and expenses of the Remarketing Agent, the Auction Agent and the Issuer and (v) all other amounts required to be paid under this Agreement and the Indenture, any amounts remaining in the Bond Fund shall belong to and be paid to the Company by the Trustee.

     Section 8.6. Amendments, Changes and Modifications. This Agreement may be amended, changed, modified, altered or terminated only by written instrument executed by the Issuer and the Company, and only if the written consent of the Trustee thereto is obtained. Subject to the written consent of the Trustee, the Issuer and the Company agree to enter into such amendments, changes and modifications to this Agreement (i) as may be required by the provisions of this Agreement or the Indenture, (ii) for the purpose of curing any ambiguity, formal defect or omission in this Agreement, (iii) so as to add additional rights acquired in accordance with the provisions of this Agreement, (iv) to preserve the exemption from federal income taxes of interest on the Bonds, or any of them, or (v) in connection with any other change herein which is not to the prejudice of the Trustee or the Owners of the Bonds; provided, however, that the Issuer shall not thereby incur any monetary obligation or liability (except only to the extent that the same shall be payable solely and only out of funds provided or to be provided by the Company) or surrender or abdicate in whole or in part any of its essential governmental functions or powers or any of its discretion in exercising the same.

     Section 8.7. Governing Law. This Agreement shall be governed exclusively by and construed in accordance with the applicable laws of the State.

     Section 8.8. Authorized Issuer and Company Representatives. Whenever under the provisions of this Agreement the approval of the Issuer or the Company is required to take some action at the request of the other, such approval of such request shall be given for the Issuer by the Authorized Issuer Representative and for the Company by the Authorized Company Representative, and the other party hereto and the Trustee shall be authorized to act on any such approval or request and neither party hereto shall have any complaint against the other or against the Trustee as a result of any such action taken.

     Section 8.9. Term of the Agreement. This Agreement shall be in full force and effect from its date to and including such date as all of the Bonds issued under the Indenture shall have been fully paid or retired (or provision for such payment shall have been made as provided in the Indenture), provided that all representations and certifications by the Company as to all matters affecting the tax-exempt status of the Bonds and the covenants of the Company in Sections 4.2(c), 4.2(d), 4.2(e), 4.2(f) and 4.2(g) hereof shall survive the termination of this Agreement.

     Section 8.10. Cancellation at Expiration of Term. At the acceleration, termination or expiration of the term of this Agreement and following full payment of the Bonds or provision for payment thereof and of all other fees and charges having been made in accordance with the provisions of this Agreement and the Indenture, the Issuer shall deliver to the Company any documents and take or cause the Trustee to take such actions as may be necessary to effectuate the cancellation and evidence the termination of this Agreement.

     In Witness Whereof, the Issuer and the Company have caused this Agreement to be executed in their respective corporate names and their respective corporate seals to be hereunto affixed and attested by their duly authorized officers, all as of the date first above written.

                                            Washoe County, Nevada


                                            By
                                                              Chairman
                                                   Board of County Commissioners
(SEAL)

Attest:

--------------------------------
          County Clerk

                                            Sierra Pacific Power Company


                                            By
                                                   -----------------------------
(SEAL)

Attest:

--------------------------------
           Secretary